SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12.

Pacific Funds Series Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 29, 2019

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders (the “Meeting”) of Pacific Funds Series Trust (the “Trust”) on June 17, 2019 at 9:00 a.m. Pacific time, at the headquarters of Pacific Life Insurance Company located at 700 Newport Center Drive, Newport Beach, California 92660.

The Meeting is being held to elect three Trustees to the Board of Trustees of the Trust: (i) James T. Morris, (ii) Paul A. Keller and (iii) Andrew J. Iseman.

Since Trustees were last elected by shareholders in 2005, two Trustees have been appointed (but not elected by shareholders) to fill vacancies and currently serve on the Board, and one individual was recently nominated but does not yet serve on the Board. In connection with these changes and as part of its long-term succession planning, the Board is now seeking shareholder approval to elect the two appointed Trustees and the recent nominee (the “Nominees”), so that all current Board members will have been elected by shareholders.

The Board unanimously recommends that you vote “For All” of the Nominees.

The enclosed Proxy Statement contains additional details about the proposal and other important information. Please read the Proxy Statement and consider it carefully before casting your voting instruction. We realize that it may be difficult for most shareholders to attend the Meeting and vote their shares in person; however, we do need your vote in order to reach a quorum at the Meeting. You can vote online, by telephone, or by mail, as explained in the enclosed materials. By voting promptly, you can help the Trust avoid the expense of additional solicitations.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James T. Morris	Adrian S. Griggs
Chairman of the Board of Trustees	Chief Executive Officer
Pacific Funds Series Trust	Pacific Funds Series Trust

PACIFIC FUNDS SERIES TRUST

700 Newport Center Drive

Post Office Box 7500

Newport Beach, California 92660

Notice of Special Meeting of Shareholders

of the Funds of Pacific Funds Series Trust

Scheduled for June 17, 2019

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of all of the mutual funds (each a “Fund” and together the “Funds”) of Pacific Funds Series Trust (the “Trust’) is scheduled for June 17, 2019 at 9:00 am Pacific time, at the headquarters of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California, 92660.

The Meeting, including any postponements or adjournments, is being held to act on the following proposal as further described in the enclosed Proxy Statement:

To elect three Trustees to the Board of Trustees of the Trust: (i) James T. Morris, (ii) Paul A. Keller and (iii) Andrew J. Iseman.

Shareholders of record at the close of business on April 5, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, including any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information about the proposal to be considered at the Meeting.

Whether or not you plan to attend the Meeting, please vote promptly by completing, signing and returning the enclosed voting instruction proxy card promptly, calling the number listed on the proxy card or logging onto the website listed on your proxy card and following the instructions. Whether by mail, telephone or Internet, voting instructions must be received by 6 a.m. Eastern time on June 17, 2019 to be counted.

The Board unanimously recommends that you vote “For All” of the Nominees.

Please respond — your vote is important.

By Order of the Board of Trustees,

Jane M. Guon

Vice President and Secretary

Pacific Funds Series Trust

April 29, 2019

PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS OF
PACIFIC FUNDS SERIES TRUST

TO BE HELD ON JUNE 17, 2019

INTRODUCTION

This proxy statement (the “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Board of Trustees”) of Pacific Funds Series Trust (the “Trust”) on behalf of all of its series (the “Funds”) to be voted at a special meeting (the “Meeting”) of shareholders of the Trust to be held on June 17, 2019. This Proxy Statement is first being mailed to shareholders on or about April 29, 2019.

PLEASE read this entire Proxy Statement carefully, including the Appendices.

PROPOSAL – ELECTION OF THREE TRUSTEES TO THE BOARD OF TRUSTEES

Which shareholders are voting on this proposal?

Shareholders of all Funds.

What are shareholders being asked to approve?

Shareholders are being asked to elect three Trustees to the Board of Trustees of the Trust: (i) James T. Morris, (ii) Paul A. Keller and (iii) Andrew J. Iseman (the “Nominees”).

Mr. Morris and Mr. Keller currently serve as Trustees of the Trust. Mr. Iseman has been nominated but does not yet serve as a Trustee of the Trust. If shareholders approve the proposal, the elections would be effective June 18, 2019.

Why are shareholders being asked to elect the three Trustees?

The Board currently has five Trustees:  James T. Morris,  Gale K. Caruso, Paul A. Keller, Lucie H. Moore and Nooruddin (Rudy) Veerjee.  Three of the five Trustees have been elected by shareholders (Ms. Moore in 2001 and Mr. Veerjee and Ms. Caruso in 2005, effective in 2006).  Messrs. Morris and Keller were appointed by the Board (Mr. Morris in 2007 and Mr. Keller in 2016) to fill vacancies on the Board, but have not been elected by shareholders.  At the Board’s December 12, 2018 meeting, the Board nominated Mr. Iseman to serve as a Trustee, effective upon his election by shareholders, and he has consented to serve as a Trustee upon his election. Mr. Iseman, if elected by shareholders, would also fill an existing vacancy on the Board.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a vacancy on a mutual fund board may be filled without shareholder approval only if, upon filling the vacancy, at least two-thirds of the board members have been approved by shareholders.

Mr. Iseman cannot begin to serve as a Trustee until his appointment is approved by shareholders because, without such approval, only three of the six Trustees (less than the two-thirds requirement) would have been elected by shareholders.  Accordingly, shareholders are being asked to elect Mr. Iseman.

Also at the Board’s December 12, 2018 meeting, Messrs. Morris and Keller were asked to stand for election so that all of the members of the Board will have been elected by shareholders, and they consented to continue to serve if elected.  Although they already serve on the Board, having Messrs. Morris and Keller be elected by shareholders is important because it will give the Board more flexibility to appoint a limited number of additional new Trustees if necessary without incurring the high costs of holding shareholder meetings to elect new Trustees.  Accordingly, shareholders are also being asked to elect Messrs. Morris and Keller.

What is the Board structure and what are the qualifications of the Trustees and Nominees?

Four of the five current Trustees are Independent Trustees, meaning they are not “interested persons” of the Trust as defined in the 1940 Act. Mr. Morris is a Management Trustee, meaning he is an “interested person” of the Trust due to his position as Chairman, Chief Executive Officer (“CEO”) and President of Pacific Life Insurance Company (“Pacific Life”), which is the parent of the Trust’s investment adviser, Pacific Life Fund Advisors LLC (the “Adviser” or “PLFA”). At the Board’s January 11, 2007 meeting, during which it was noted that the Board’s Policy Committee had discussed succession to the Chairmanship of the Board and the relationship of the Chairman with Pacific Life’s management personnel, the Board of Trustees voted unanimously to appoint Mr. Morris to serve as Chairman of the Board of Trustees, Chief Executive Officer and Trustee of the Trust.

The Trust’s Governance Committee, which consists solely of Independent Trustees, engaged in an extensive and deliberative process to identify and evaluate potential candidates to serve as an Independent Trustee of the Trust. After carefully reviewing and considering the qualifications, experience and background of potential candidates, which included conducting interviews with certain candidates, the Governance Committee determined at its September 16, 2015 meeting to recommend the appointment of Mr. Keller as a Trustee of the Trust. At the Board’s September 17, 2015 meeting, based upon the Governance Committee’s recommendation and additional discussion, the Board of Trustees voted unanimously to appoint Mr. Keller to serve as a Trustee of the Trust. After carefully reviewing and considering the qualifications, experience and background of potential candidates, which included conducting interviews with certain candidates, the Governance Committee determined at its September 25, 2018 meeting to recommend the nomination of Mr. Iseman as a Trustee of the Trust. At the Board’s December 12, 2018 meeting, based upon the Governance Committee’s recommendation and additional discussion, the Board of Trustees voted unanimously to nominate Mr. Iseman to serve as a Trustee of the Trust, subject to election by shareholders. In evaluating candidates, the Governance Committee takes into account all factors it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business, legal and financial matters generally. A copy of the Trust’s Governance Committee Charter, which includes additional factors that may be considered by the Governance Committee members when evaluating potential candidates, is set forth in Exhibit A.

Term of Office for Trustees

Once duly appointed or elected, Trustees serve for an indefinite term until their retirement, resignation, removal, or death, or until their successor is duly elected. The Trust’s Governance Committee has adopted an Independent Trustee retirement policy that fixes a mandatory retirement date for the Independent Trustees of December 31 of the year in which the Independent Trustee reaches the age of 74.

Professional Background of Trustees and Nominees

The Governance Committee conducts a “self-assessment” annually to review the effectiveness of the Board and its committees. In conducting its annual self-assessment at its September 25, 2018 meeting, the Governance Committee determined that the current Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. The Board believes that each of the current Trustees and Nominees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate for service as a Trustee in light of the Trust’s business and structure. Each has a demonstrated record of business and/or professional accomplishment.

The following table shows information about the three Nominees who are standing for election at the Meeting, as well as the Trustees who are not standing for election at this time, but are expected to remain on the Board following the Meeting.

Management Trustee and Nominee

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[1]
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 Standing for Election

Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.

89

Independent Trustees and Nominees

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	89
Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	89
Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	89
Paul A. Keller Year of birth 1954	Trustee since 6/20/16 and Nominee Standing for Election	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation. Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP.	89
Andrew J. Iseman Year of birth 1964	Consultant since 3/1/19 and Nominee Standing for Election	Trustee (3/19 to present) of Pacific Select Fund; Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	55

[1]	The “Fund Complex” comprises Pacific Select Fund (55 funds) and the Trust (34 Funds) as of March 31, 2019.

Additional Qualifications of Trustees and Nominees

In addition to the information provided in the table above, certain additional information regarding the Trustees and Nominees is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Ms. Caruso, Independent Trustee, has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience. Ms. Caruso also serves as a trustee of the Matthews Asia Funds (a series of mutual funds).

Ms. Moore, Independent Trustee, has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee, Independent Trustee, has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Mr. Keller, Independent Trustee, Nominee (standing for election), has financial accounting experience as a Certified Public Accountant and was a former Audit Partner at PricewaterhouseCoopers LLP with over 30 years of experience in the mutual fund industry. Mr. Keller also serves as a trustee of the FAM Funds (a series of mutual funds).

Mr. Iseman, Nominee (standing for election), has significant investment management and executive experience from his former positions as Chief Executive Officer of Scout Investments and President of Scout Funds (a series of mutual funds now known as the Carillon Series Trust).  Mr. Iseman also has prior investment company board experience, having previously served as an interested trustee for the Scout Funds and as a consultant for Pacific Funds Series Trust.

Mr. Morris, Management Trustee, Nominee (standing for election), is Chairman, CEO and President of Pacific Life, which makes him an “Interested Person” of the Trust. In these positions, Mr. Morris has intimate knowledge of Pacific Life and PLFA, its products, operations, personnel, and financial resources. His position of influence and responsibility at Pacific Life, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust.

Contact Information

The contact information for each Trustee and Nominee is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Executive Officers

The business and affairs of the Trust are managed under the direction of the Board under the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Trust officers are appointed by the Board to oversee the day-to-day activities of each Fund. Information about the officers is set forth in Exhibit B.

Leadership Structure and Committees

The Role of the Board. The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, Fund sub-advisers, the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Trust Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Trustee Valuation Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committees is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman, CEO and President of Pacific Life. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board meetings. The Lead Independent Trustee serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the Chairman, CEO and President of Pacific Life, can provide valuable input as to, among other things, the operation of the Adviser and Pacific Life, their financial condition and business plans relating to the Trust. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Trustee Valuation Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee. The Board met four times during the Funds’ fiscal year ended March 31, 2019. Each of the Trustees attended all meetings of the Board during the fiscal year ended March 31, 2019, and all of the Independent Trustees attended all meetings of the Board, Policy Committee, Audit Committee and Governance Committee held during the fiscal year ended March 31, 2019.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from PLFA and Fund sub-advisers as to investment risks as well as other risks that may be also discussed in Policy or Audit Committee. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board and its committees periodically receive reports from Pacific Life and its Chief Risk Officer as to Pacific Life’s enterprise risk management. The Board and its committees also receive periodic reports as to how PLFA conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Fund sub-advisers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Trust’s independent registered public accounting firm and, when appropriate, with other Pacific Life personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Committees. As noted above, the standing committees of the Board are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

Audit Committee. The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust, reviewing with the independent registered public accounting firm the accounting and financial controls of the Trust and the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Keller serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended March 31, 2019.

Pursuant to its charter, the Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for purposes of Section 307 of the Sarbanes Oxley Act (“SOX”), regarding standards of professional conduct for attorneys appearing and practicing before the U.S. Securities and Exchange Commission on behalf of an issuer (“Reporting Attorney”). A Reporting Attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report the matter to the Qualified Legal Compliance Committee as an alternative to the reporting requirements of SOX (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The Qualified Legal Compliance Committee must take appropriate steps to respond to any reports received from a Reporting Attorney. The Qualified Legal Compliance Committee meets as necessary during the year. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2019.

Policy Committee. The members of the Policy Committee include each Independent Trustee of the Trust. The Policy Committee operates pursuant to a separate charter and its primary responsibility is to provide a forum for its members to meet and deliberate on certain matters to be presented to the Board for its review and/or consideration for approval at Board meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met five times during the fiscal year ended March 31, 2019.

Governance Committee. The members of the Governance Committee include each Independent Trustee of the Trust. The Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees.

With respect to new Trustee candidates, the Governance Committee may seek candidate referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Governance Committee to make an informed judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Governance Committee Chairperson at the Trust’s offices: Pacific Funds’ Governance Committee, c/o Pacific Life Fund Advisors LLC, 700 Newport Center Drive, Newport Beach, CA 92660, Attention: Governance Committee Chairperson. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met two times during the fiscal year ended March 31, 2019.

Trustee Valuation Committee. The members of the Trustee Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of the Trust. The two or more Trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by PLFA or a Fund sub-adviser on behalf of the Board, as specified in the Trust’s valuation procedures adopted by the Board. The Trustee Valuation Committee met one time during the fiscal year ended March 31, 2019.

Beneficial Interest of Trustees and Nominees in the Funds

The table below shows the dollar range of equity securities beneficially owned by each Trustee or Nominee as of December 31, 2018 (unless otherwise noted) (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee or to be overseen by the Nominee within the Fund Complex.

Name of Trustee or Nominee	Dollar Range of Equity Securities in Funds of the Trust	Aggregate Dollar Range of Equity Securities in the Fund Complex
Gale K. Caruso	None	Over $100,000
Paul A. Keller

Pacific FundsSM Portfolio Optimization Growth: $50,001 to $100,000

Pacific FundsSM Portfolio Optimization Aggressive-Growth: $1 to $10,000

Pacific FundsSM Strategic Income: $10,001 to $50,000

Pacific FundsSM Floating Rate Income: $50,001 to $100,000

Pacific FundsSM Diversified Alternatives: $10,001 to $50,000

Pacific FundsSM Small-Cap: $10,001 to $50,000

Over $100,000
Lucie H. Moore	None	None
Nooruddin (Rudy) Veerjee

Pacific FundsSM Portfolio Optimization Moderate-Conservative: $10,001 to $50,000

Pacific FundsSM Portfolio Optimization Moderate: $10,001 to $50,000

Pacific FundsSM Portfolio Optimization Growth: $10,001 to $50,000

Pacific FundsSM Portfolio Optimization Aggressive-Growth: $10,001 to $50,000

Pacific FundsSM Floating Rate Income: $10,001 to $50,000

Pacific FundsSM High Income: $10,001 to $50,000

Pacific FundsSM Diversified Alternatives: $10,001 to $50,000

Over $100,000
James T. Morris	Pacific FundsSM Floating Rate Income: Over $100,000	Over $100,000
Andrew J. Iseman	None	None

As of April 5, 2019, for all Funds that have commenced operations, to the best of the Trust’s knowledge, the Trustees, Nominees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any Fund share class except for the following: with respect to Class I shares of Pacific Funds High Income, the Trustees, Nominees and Officers of the Trust as a group owned approximately 6.85% of the outstanding shares.

Compensation

The following table shows the compensation paid to the Trust’s Independent Trustees. Compensation paid by the Fund Complex, which consists of the Trust and Pacific Select Fund, is for the fiscal years ended March 31, 2019 and December 31, 2018, respectively. No compensation is paid by the Trust to the Trusts’ Officers or the Interested Trustee.

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from Fund Complex Paid to Trustees[2]
Gale K. Caruso	$86,500	N/A	$326,500
Paul A. Keller	$92,000	N/A	$287,000
Lucie H. Moore	$90,500	N/A	$340,500
Nooruddin Veerjee	$97,500	N/A	$247,500
	$366,500	N/A	$1,201,500

[1]	No Independent Trustee deferred compensation during the fiscal year ended March 31, 2019. The dollar range of deferred compensation payable to or accrued for Lucie H. Moore was $50,001 to $100,000. Fredrick L. Blackmon, who retired effective March 31, 2019, received aggregate compensation from the Trust of $85,000 for his services as an Independent Trustee for the fiscal year ended March 31, 2019.

[2]	Compensation paid by Pacific Select Fund is for the fiscal year ended December 31, 2018 and for the Trust is for the fiscal year ended March 31, 2019. These amounts exclude payments to Fredrick L. Blackmon, who retired effective March 31, 2019. These amounts also exclude deferred compensation, if any, because such amounts were not earned during the relevant periods.

VOTING REQUIREMENTS

Who has a right to vote on the Proposal?

Shareholders of record at the close of business on April 5, 2019 (the “Record Date”) are entitled to vote on the proposal.

What is the required vote?

This is a Trust-wide vote, meaning that shareholders of all Funds are voting collectively on the proposal. To be elected, provided a quorum is present, each individual standing for election must receive a plurality of the votes cast at the Meeting, meaning the three individuals who receive the most votes across all of the Funds will be elected to the Board. If as expected, no one else stands for election at the Meeting and a quorum is present, Mr. Morris, Mr. Keller and Mr. Iseman will be elected at the Meeting.

How can Shareholders vote on the Proposal?

Shareholders may vote by mail, telephone, Internet or in person. Voting instructions must be received by 6 a.m. Eastern time on June 17, 2019. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope.

Shareholders may also vote by attending the Meeting in person. To attend the Meeting in person, you will be required to provide proof of ownership of an interest in the Fund(s) and a valid form of identification, such as a driver’s license, passport or other government-issued ID.

How will votes be counted?

Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions, and will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposal. Each whole share will be entitled to one vote and each fractional share will be entitled to a proportionate fractional vote. Shares have noncumulative voting rights. The number of outstanding shares for each Fund as of the Record Date is as listed in Exhibit C. Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any Fund as of the Record Date is listed in Exhibit D.

Funds of Funds of the Trust, as shareholders of underlying Funds, will vote their proxies for underlying Fund shares in the same proportion as the votes cast on the proposal by the shareholders of the Funds of Funds. For example, Pacific Funds Portfolio Optimization Conservative will vote its shares of the PF Inflation Managed Fund in the same proportion as the votes cast on the proposal by the shareholders of Pacific Funds Portfolio Optimization Conservative. Similarly, Pacific Funds Portfolio Optimization Conservative will vote its shares of Pacific Funds Core Income, another underlying Fund, in the same proportion as the votes cast on the proposal by the shareholders of Pacific Funds Portfolio Optimization Conservative.

Broker-dealer firms holding shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the proposal. Pursuant to the rules and policies of the New York Stock Exchange (“NYSE”), broker-dealers that are members of the NYSE that have not received instructions from their customers (or “broker non-votes”) may vote on the proposal without instructions from beneficial owners of the Trust’s shares. Broker non-votes will be excluded from any vote to adjourn the Meeting and, accordingly, will not affect the outcome of an adjournment vote.

A properly executed proxy card or other authorization by a customer that does not specify how the shares should be voted on the proposal may also be voted in favor of the proposal. In this context, voting in favor of the proposal means voting for all of the Nominees.

How will “Withhold” votes be treated?

“Withhold” votes will be counted as present for purposes of determining whether a quorum is present at the Meeting, and assuming a quorum is present, will have no effect on the proposal.

How can a vote be changed?

A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy.

What is quorum?

A quorum must be present at the Meeting for action to be taken on the proposal. Except as otherwise provided by law, the holders of 33 1/3% (or one third) of the outstanding shares of the Trust, present in person or by proxy shall constitute a quorum for the transaction of any business at any meeting of shareholders.

How can the Meeting be postponed or adjourned?

The Meeting may be adjourned (whether or not a quorum is present) by a majority of the votes properly cast upon the question of adjourning the Meeting. In addition, the Meeting may be postponed or adjourned (whether or not a quorum is present) by the Trustees or the chairperson of the Meeting. The Meeting may be postponed or adjourned for up to 6 months from the original date, and may be moved to a different location. At any postponed or adjourned Meeting, proxies (unless revoked) will be voted in the same manner as they would have been voted if there had been no postponement or adjournment.

How will proxies be solicited?

The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to forward proxy materials to shareholders.

GENERAL INFORMATION

Who is bearing the costs associated with the Meeting?

Costs associated with the Meeting, including the preparation and mailing of this Proxy Statement and tabulation of votes, will be borne by the Funds. Each Fund will bear an allocated portion of the Trust’s common costs and expenses based on its relative asset levels and amounts attributable to a particular Fund, if any, will be borne by that Fund. For any Funds that have expense reimbursement arrangements in place as described in the Fund’s prospectus, the proxy expenses over and above the stated expense cap will be borne by Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”). AST Fund Solutions, LLC (“AST”) has been retained to assist with voting instruction activities (including assembly and mailing of materials to direct shareholders and tabulating the votes). AST is expected to be paid approximately $115,000 by the Funds for performing the voting instruction activities. In addition to AST’s fees, third party service providers hired by brokerage firms and other financial intermediaries will incur costs estimated to be approximately $229,000 to forward proxy materials to the beneficial owners of the Funds. Additional costs associated with the Meeting include, but are not limited to, filing fees, legal fees, and if necessary, proxy solicitation fees.

Who are the key service providers for the Trust?

Investment Adviser

PLFA serves as investment adviser to the Trust pursuant to a transfer agreement dated May 1, 2007, which transferred the Investment Advisory Agreement dated June 13, 2001, as amended (“Current Advisory Agreement”), between Pacific Life Insurance Company (“Pacific Life”) and the Trust, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

PLFA serves as investment adviser and portfolio manager for Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Diversified Alternatives and PF Multi-Asset Fund. PLFA also does business under the name Pacific Asset Management and manages Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income and Pacific FundsSM High Income and the collateral portion of the PF Multi-Asset Fund under that name. For the remaining Funds, PLFA serves as investment adviser and employs other investment advisory firms as sub-advisers, subject to sub-advisory agreements. PLFA takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, PLFA supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each sub-adviser has entered into a sub-advisory agreement with the Trust and the Adviser. Each sub-adviser provides investment advisory services to the applicable Fund. With respect to the sub-advised Funds, PLFA oversees and monitors the services provided by the sub-advisers. PLFA evaluates the performance of each sub-adviser and the sub-adviser’s execution of a Fund’s investment strategies, as well as the sub-adviser’s adherence to the Fund’s investment goal and policies. PLFA conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a sub-adviser to implement changes to a Fund’s strategies when appropriate. PLFA’s analysis and oversight of a sub-adviser may result in PLFA’s recommendation to the Board of Trustees that a sub-adviser be terminated or replaced. PLFA also conducts ongoing due diligence on sub-advisers involving onsite visits, in-person meetings and/or telephonic meetings, including due diligence of each sub-adviser’s written compliance policies and procedures and assessments of each sub-adviser’s compliance program and code of ethics. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, transition management and oversight of trade execution and brokerage services.

PLFA also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the on-boarding process for new sub-advisers, including establishing trading accounts to enable the sub-adviser to begin managing Fund assets. Additionally, in the event that a sub-adviser were to become unable to manage a Fund, PLFA has implemented plans to provide for the continued management of the Fund’s portfolio. PLFA oversees and implements transition management programs when significant changes are made to a Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. PLFA also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Certain Funds are managed by multiple sub-advisers. For those Funds, PLFA determines the portion of the Fund to be managed by each sub-adviser and may change the allocation from time to time. PLFA may also recommend the addition of a sub-adviser to a Fund when it believes the Fund would benefit from additional investment strategies and sub-advisers.

Principal Underwriter

Pacific Select Distributors, LLC serves as the Trust’s principal underwriter and distributor (the “Distributor”) pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust. The Distributor is located at 700 Newport Center Drive, Newport Beach, CA 92660. The Trust’s shares are offered on a continuous basis. The Distributor is not obligated to sell any specific amount of Trust shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. For these types of services in connection with the distribution of the Funds, along with services rendered to shareholders and maintenance of shareholder accounts, the Distributor receives a distribution and/or servicing fee under the provisions of certain distribution and/or service plans. The Distributor is an affiliate of Pacific Life and PLFA.

Administrator

Under an Administration and Shareholder Services Agreement with the Trust, Pacific Life, 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Trust and permit the Trust to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the sub-advisers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds, including valuation of the Funds, maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (“BNY”), with a principal place of business at 4400 Computer Drive, Westborough, MA 01581, serves as the transfer agent, registrar and dividend disbursing agent of the Trust pursuant to a Transfer Agency Services Agreement among the Trust, BNY, and Pacific Life (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY, among other things, effects shares issuances and redemptions, maintains the Trust’s share register, prepares and certifies shareholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions.

Custodian

Pursuant to a Custodian Services Agreement entered into between the Trust and The Bank of New York Mellon (“BNY Mellon”), BNY Mellon provides asset custody services including safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Trust’s investments, and maintaining the required books and accounts in connection with such activity.

Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Trust. The address of Deloitte is 1700 Market Street, Philadelphia, Pennsylvania 19103. Deloitte provides audit services and review of certain documents to be filed with the SEC. Additional information about Deloitte is contained in Exhibit E.

How can a proposal be submitted by a shareholder?

The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law or if otherwise deemed advisable by the Funds’ management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Will other business be considered at the Meeting?

The Board of Trustees does not know of any other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, which is not expected, proxies will be voted in accordance with the judgment of the person(s) named in the accompanying proxy card.

Where can you obtain recent shareholder reports?

The Trust’s annual report for the fiscal year ended March 31, 2018 and semi-annual report for the period ended September 30, 2018 were previously sent to shareholders and are available on line at https://www.pacificlife.com/home/pacific-funds.html. These reports are available upon request without charge by contacting the Trust by:

Regular mail:	Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768
Express mail:	Pacific Funds, 4400 Computer Drive, Westborough, MA 01581
Telephone:	Customer Service (800) 722-2333 (select Option 2) (Monday through Friday)

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PLEASE:

PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

VOTE TELEPHONICALLY BY CALLING THE PHONE NUMBER ON YOUR PROXY CARD.

OR

VOTE ON THE INTERNET BY LOGGING ONTO THE WEBSITE SHOWN ON YOUR PROXY CARD AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 6:00 A.M. EASTERN TIME ON JUNE 17, 2019. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

VOTE IN PERSON AT THE SHAREHOLDER MEETING ON JUNE 17, 2019 AT 9:00 A.M. PACIFIC TIME AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA.

Jane M. Guon
Vice President and Secretary
Pacific Funds Series Trust

April 29, 2019

Exhibit A

Governance Committee Charter

The Trust’s Governance Committee charter, which contains provisions relating to the selection and nomination of Trustee candidates, is as follows:

JOINT GOVERNANCE COMMITTEE CHARTER

Each of the respective Boards of Trustees (a “Board”) of the Pacific Select Fund and the Pacific Funds Series Trust (collectively, the “Funds”) will have a Governance Committee (the “Governance Committee”). The Governance Committee shall be governed by this Joint Governance Committee Charter.

Purposes

The primary purposes of the Governance Committee are to consider and to make recommendations to the Board regarding particular aspects of the responsibilities of the Board, including the size and composition of the Board and its committees, the nomination of new candidates to serve as Trustees of the Funds, the compensation of the Independent Trustees, Trustee retirement, the annual Board self-assessment and other matters as set forth below.

Authority

The Governance Committee has been duly established by the Board and shall be provided with appropriate resources to discharge its responsibilities effectively, including the authority to retain special counsel and other experts or consultants, as deemed appropriate, at the expense of the Funds.

Composition and Term of Members of the Committee

The Governance Committee shall be comprised of at least three members of the Board, all of whom are not considered “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Governance Committee members (the “Independent Trustees”). The Board will appoint the members of the Governance Committee, and a majority of the Independent Trustees of the Board shall also approve each appointment. The members of the Governance Committee shall appoint, by a majority vote of its members, one member to serve as Chairperson of the Governance Committee.

Meetings

The Governance Committee shall meet at least annually, but may meet more frequently as provided below. Meetings of the Governance Committee may be called by the Chairperson, the Chairperson of the Board’s Policy Committee, or by a majority of the members of the Governance Committee. The presence of a majority of the members shall be necessary to constitute a quorum for any meeting and a vote of the majority of the members present at a meeting in which a quorum is present shall be required in order for the Governance Committee to take action. Meetings of the Governance Committee may be held in person, by videoconference or by teleconference. The Governance Committee may invite management, counsel and representatives of service providers to attend meetings and provide such information to the Governance Committee as it considers appropriate. The Governance Committee may also take action by written consent in lieu of a meeting.

Responsibilities and Functions

The Governance Committee shall have the following duties and responsibilities:

1.          The Governance Committee shall manage the process for the Board’s conduct of an annual self-assessment, in accordance with Rule 270.0-1 of the Investment Company Act, which will evaluate the performance of the Board and the committees of the Board and which will include consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Trustee serves. The Governance Committee shall determine which specific areas shall be evaluated pursuant to this assessment and the manner in which the assessment is to be conducted. The Governance Committee shall report the findings of the assessment to the Board.

A.        Trustees shall inform the Chairperson of the Governance Committee of any performance or other concerns regarding another Trustee, except that in the event the matter relates to the Chairperson of the Governance Committee, such concern should be raised with the Chairperson of the Policy Committee. The Chairperson of the Governance Committee (or the Chairperson of the Policy Committee, as the case may be) shall investigate such matter as he or she may deem appropriate. In investigating such concerns, the Chair of the Governance Committee (or Chairperson of the Policy Committee) may consult with other Trustees, counsel to the Independent Trustees or Trust officers, and take such actions as he or she may deem appropriate.

B.        An Independent Trustee shall inform the Governance Committee (or the Policy Committee if no meeting of the Governance Committee is scheduled) of any changes in their business, professional or personal situation which may potentially impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. The Governance Committee’s policy regarding such self-reporting procedures is set forth in Appendix B.

2.         The Governance Committee shall evaluate the size and composition of the Board and formulate policies and objectives concerning the desired mix of Trustee skills and characteristics. The Governance Committee shall consider, and make recommendations of new candidates to serve as Trustees of the Funds. In doing so, the Governance Committee shall take into account all factors it considers relevant, including, without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business, legal and financial matters generally. The Governance Committee will identify and screen trustee candidates for appointment to the Board and submit final recommendations to the full Board for approval. The Governance Committee may consider candidates suggested by the Adviser and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Governance Committee. The Governance Committee’s policy regarding its procedures for selecting candidates for the Board, including any recommended by shareholders, is more fully described in Appendix A.

3.          The Governance Committee (or the Policy Committee if no meeting of the Governance Committee is scheduled) will consider possible conflicts of interests involving Trustees and any related party transactions and shall review the institutional and other affiliations of Trustees and candidates for any potential conflict of interest problems, including making recommendations to the Board with respect to the determination of Trustee independence. The Governance Committee or the Board may establish such processes and procedures as it may deem appropriate with respect to the disclosure of such potential conflicts and/or related party transactions.

4.         The Governance Committee shall make recommendations to the full Board concerning the appointment of Independent Trustees to the Board’s committees.

5.         The Governance Committee shall review Trustee compliance with the requirement that a Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 74.

6.         The Governance Committee shall review the level of compensation paid to the Independent Trustees and make recommendations to the Board regarding such compensation.

7.         The Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. The Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Funds and counsel to the Independent Trustees as to legal or regulatory developments affecting their responsibilities.

Authority and Resources

The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting Independent Trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination. The Governance Committee may obtain the advice and assistance of independent legal counsel, accountants and other advisers as it deems necessary and appropriate.

Continuing Education

The Governance Committee encourages each Independent Trustee to pursue opportunities for continuing education. Such continuing education may be gained through attendance at industry conferences or through presentations to the Board at Board or committee meetings as well as at special educational presentations set up by Pacific Life Fund Advisors.

Review and Maintenance of Charter

This Charter will be reviewed periodically by the Committee, and any proposed changes thereto shall be submitted for approval by the Board. The Fund shall maintain and preserve in an easily accessible place a copy of this Governance Committee Charter and any modification to this Charter.

Delegation

The Governance Committee may, in its discretion, and with the consent of its members acting within or without a Governance Committee meeting, delegate all or a portion of its duties and responsibilities to a subcommittee of the Governance Committee or to another committee of the Board.

Amended: September 20, 2017

Governance Committee Charter – Appendix A

GOVERNANCE COMMITTEE POLICY
REGARDING SELECTION OF TRUSTEE CANDIDATES

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional Trustee, the Governance Committee may seek referrals from a variety of sources, including current Trustees, the Adviser, legal counsel to the Funds and legal counsel to the Independent Trustees. The Governance Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

The Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation is submitted in writing and addressed to the Governance Committee Chairperson at the Funds’ offices. Any such recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications. The Governance Committee, however, will not be required to solicit recommendations from the shareholders.

In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including:

(i) the candidate’s knowledge in matters relating to the mutual fund and insurance industries and ability to represent all shareholders and be committed to enhancing long-term shareholder value;

(ii) any experience possessed by the candidate as a director or senior officer of public companies, mutual funds and/or insurance companies;

(iii) the candidate’s educational and professional background;

(iv) the candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific investment, financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii) the candidate’s ability to qualify as an Independent Trustee, the candidate’s independence from Funds’ service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii) the candidate’s ability to devote sufficient time to the activities of the Board and enhance his or her knowledge of the Funds’ activities and business;

(ix) the candidate’s ability to exercise sound business judgment; and

(x) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under federal securities laws)

The Governance Committee will evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustees, their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act and any rules thereunder. The Governance Committee will consider the effect of any relationships beyond those delineated in the Investment Company Act that might impair independence, such as business, financial or family relationships.

Control of the selection and nomination process at all times should rest with the Governance Committee. However, this Charter is not intended to supplant or limit the ability of shareholders under state law or federal law to nominate Independent Trustees. The Governance Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Governance Committee Charter – Appendix B

INDEPENDENT TRUSTEE SELF REPORTING GUIDELINES

An Independent Trustee shall inform the Governance Committee (or the Policy Committee if no meeting of the Governance Committee is scheduled) of any changes in their business, professional or personal situation which are likely to impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. These matters may include (but are not limited to):

●	Any regulatory or legal action connected to the Independent Trustee’s service on another board in which such Trustee is a defendant;

●	Any regulatory or legal action brought against the Independent Trustee personally, if such action relates to matters impacting the personal integrity or financial acumen of such Trustee (including a personal or self-owned business bankruptcy);

●	Joining, or resigning from, another corporate or mutual fund board of directors;

●	Changes in full-time employment;

●	Taking on other business or professional activities or consulting relationships that are likely to result in a substantial overall increase in the Trustee’s time commitment to such matters;

●	Changes in an immediate family member’s employment that are likely to impact the Trustee’s objectivity, even if it does not impact his/her independence;

●	Prior to the approval of any contract with a material service provider to the Funds, any significant business or professional relationship the Trustee or an immediate family member has with such material service provider[1];

●	A health issue which may impair the Independent Trustee’s ability to carry out his/her duties;

●	Any other change in the Independent Trustee’s situation which such Trustee feels may potentially impact their objectivity in considering a certain matter to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters.

[1]	It being understood that simply being a client of a material service provider (or an investor in a product sponsored by a material service provider) and receiving no significant preferential treatment from that provider that is not available to other similarly situated clients/investors of the service provider, is not likely to impact such Trustee’s objectivity and is not required to be reported.

Exhibit B

Trust Officers

The following table shows information about the executive officers of the Trust.

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[1]
Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	89
Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	89
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	89
Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	89
Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC, Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	89
Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) of Pacific Select Fund.	89
Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present), Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	89
Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18 (Assistant Treasurer 3/16 to 3/18)	Assistant Vice President (1/17 to present) and Director of Variable Product Accounting (4/09 to 12/16) of Pacific Life; and Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	89
Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	89

B-1

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[1]
Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) of Pacific Select Fund. Formerly: Vice President and Attorney of Pacific Investment Management Company LLC (PIMCO).	89

[1]	The “Fund Complex” comprises Pacific Select Fund (55 funds) and the Trust (34 Funds) as of March 31, 2019.

Each Officer can be reached at the following address: c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

B-2

Exhibit C

Outstanding Shares of the Funds

As of the Record Date (April 5, 2019)

Fund	Share Class
	Class A	Class B	Class C	Class I	Advisor Class	Class S	Class P
Pacific Funds Portfolio Optimization Conservative	11,845,572.036	1,633,364.567	11,110,548.614	N/A	668,655.825	N/A	N/A
Pacific Funds Portfolio Optimization Moderate-Conservative	18,666,541.252	2,609,533.178	13,026,869.174	N/A	730,013.618	N/A	N/A
Pacific Funds Portfolio Optimization Moderate	54,508,009.477	7,404,019.959	32,220,055.333	N/A	2,236,073.336	N/A	N/A
Pacific Funds Portfolio Optimization Growth	41,487,224.708	5,187,221.523	21,723,229.633	N/A	1,486,471.203	N/A	N/A
Pacific Funds Portfolio Optimization Aggressive-Growth	13,604,335.886	1,483,455.447	6,201,828.346	N/A	761,908.044	N/A	N/A
Pacific Funds Core Income	7,897,921.759	N/A	7,719,748.954	2,529,043.877	37,051,266.359	N/A	3,829,539.518
Pacific Funds Floating Rate Income	20,409,024.442	N/A	19,886,565.878	50,278,183.273	82,866,005.927	N/A	3,240,863.761
Pacific Funds Short Duration Income	11,515,331.385	N/A	4,465,946.819	8,197,664.852	47,379,839.387	N/A	N/A
Pacific Funds High Income	532,570.300	N/A	371,745.840	17,534.187	363,615.949	N/A	11,321,326.786
Pacific Funds Strategic Income	5,835,469.216	N/A	5,621,771.353	547,563.704	43,250,989.077	N/A	N/A
Pacific Funds Diversified Alternatives	402,537.858	N/A	319,240.373	N/A	2,194,294.071	N/A	N/A

C-1

Pacific Funds Large-Cap	654,339.453	N/A	317,598.838	N/A	554,894.551	73,746.811	N/A
Pacific Funds Large-Cap Value	399,957.526	N/A	321,443.102	N/A	898,201.908	76,717.303	N/A
Pacific Funds Small/Mid-Cap	1,687,127.622	N/A	1,325,015.120	N/A	25,096,460.969	489,590.220	N/A
Pacific Funds Small-Cap	410,978.680	N/A	75,911.094	N/A	1,056,076.001	58,331.615	N/A
Pacific Funds Small-Cap Value	145,446.637	N/A	144,101.903	N/A	1,254,068.845	343,498.772	N/A
Pacific Funds Small-Cap Growth	261,985.872	N/A	83,909.097	N/A	449,211.912	188,732.979	1,977,868.733
PF Multi-Asset Fund	N/A	N/A	N/A	N/A	N/A	N/A	115,500,068.581
PF Inflation Managed Fund	N/A	N/A	N/A	N/A	N/A	N/A	4,634,340.804
PF Managed Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	46,934,854.367
PF Short Duration Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	15,593,917.608
PF Emerging Markets Debt Fund	N/A	N/A	N/A	N/A	N/A	N/A	7,781,702.293
PF Developing Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	849,071.328
PF Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	6,837,756.230
PF Large-Cap Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	14,277,411.009
PF Mid-Cap Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A	880,013.365
PF Small-Cap Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	8,576,503.561
PF Real Estate Fund	N/A	N/A	N/A	N/A	N/A	N/A	6,647,881.144
PF Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	9,076,723.624
PF International Large-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	4,987,915.072
PF International Small-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	3,320,980.686
PF International Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	8,622,908.513
PF Currency Strategies Fund	N/A	N/A	N/A	N/A	N/A	N/A	4,826,368.421
PF Equity Long/Short Fund	N/A	N/A	N/A	N/A	N/A	N/A	4,814,805.917

C-2

Exhibit D

Beneficial or Record Owners of 5% or More of a Share Class

The following table shows those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of the Record Date.

Fund Name	Share Class	Name	% Ownership
Pacific Funds Core Income	Advisor	MERRILL LYNCH PIERCE FENNER & SMITH	26.8361
		WELLS FARGO CLEARING SERVICES	15.0613
		UBS WM USA	9.1566
		LPL FINANCIAL	8.7507
		NATIONAL FINANCIAL SERVICES	6.9919
		CHARLES SCHWAB & CO	5.9467
Pacific Funds Floating Rate Income	Advisor	WELLS FARGO CLEARING SERVICES	18.3432
		LPL FINANCIAL	15.5698
		PERSHING LLC	14.6977
		NATIONAL FINANCIAL SERVICES	12.3676
		UBS WM USA	8.5480
		CHARLES SCHWAB & CO	5.4427
		RAYMOND JAMES	5.2772
Pacific Funds High Income	Advisor	LPL FINANCIAL	43.5629
		PERSHING LLC	30.8485
		RAYMOND JAMES	16.9655
Pacific Funds Short Duration Income	Advisor	WELLS FARGO CLEARING SERVICES	21.9594
		PERSHING LLC	18.2815
		NATIONAL FINANCIAL SERVICES	13.7487
		LPL FINANCIAL	11.2413
		RAYMOND JAMES	10.9597
		CHARLES SCHWAB & CO	6.3265
		UBS WM USA	5.1241
Pacific Funds Strategic Income	Advisor	WELLS FARGO CLEARING SERVICES	22.7836
		MERRILL LYNCH PIERCE FENNER & SMITH	21.4729
		PERSHING LLC	11.8921
		NATIONAL FINANCIAL SERVICES	8.9494
		UBS WM USA	8.4135
		LPL FINANCIAL	8.0096
		CHARLES SCHWAB & CO	7.9546
Pacific Funds Large-Cap	Advisor	WELLS FARGO CLEARING SERVICES	31.1457
		NATIONAL FINANCIAL SERVICES	27.5733
		LPL FINANCIAL	19.0435
		PERSHING LLC	15.1394

Pacific Funds Large-Cap Value	Advisor	PACIFIC LIFE INSURANCE COMPANY	75.8172
		LPL FINANCIAL	7.2313
		WELLS FARGO CLEARING SERVICES	6.0931
Pacific Funds Small/Mid-Cap	Advisor	TIAA	31.7405
		NATIONAL FINANCIAL SERVICES	26.2594
		CAPINCO C/O US BANK	9.4142
		PERSHING LLC	6.7902
		LPL FINANCIAL	5.6967
		UBS WM USA	5.1226
Pacific Funds Small-Cap	Advisor	LPL FINANCIAL	44.6377
		NATIONAL FINANCIAL SERVICES	30.3402
		PERSHING LLC	14.6306
Pacific Funds Small-Cap Value	Advisor	PACIFIC LIFE INSURANCE COMPANY	56.5129
		NATIONAL FINANCIAL SERVICES	21.8999
		PERSHING LLC	10.0930
		CHARLES SCHWAB & CO	7.6900
Pacific Funds Small-Cap Growth	Advisor	PACIFIC LIFE INSURANCE COMPANY	63.2578
		CHARLES SCHWAB & CO	13.5253
		PERSHING LLC	10.9135
		LPL FINANCIAL	7.0591
Pacific Funds Portfolio Optimization Conservative	Advisor	LPL FINANCIAL	22.2409
		UBS WM USA	15.9661
		PERSHING LLC	13.9188
		RAYMOND JAMES	10.7139
		CHARLES SCHWAB & CO	8.7698
		WELLS FARGO CLEARING SERVICES	8.7351
		NATIONAL FINANCIAL SERVICES	6.0921

Pacific Funds Portfolio Optimization Moderate-Conservative	Advisor	WELLS FARGO CLEARING SERVICES	33.7446
		RAYMOND JAMES	16.4877
		PERSHING LLC	12.4394
		LPL FINANCIAL	12.3356
		UBS WM USA	8.0180
		NATIONAL FINANCIAL SERVICES	7.5336
Pacific Funds Portfolio Optimization Moderate	Advisor	RAYMOND JAMES	34.9448
		NATIONAL FINANCIAL SERVICES	11.6638
		CHARLES SCHWAB & CO	11.3980
		LPL FINANCIAL	8.3204
		PERSHING LLC	6.5945
		WELLS FARGO CLEARING SERVICES	6.3865
		UBS WM USA	6.0551
Pacific Funds Portfolio Optimization Growth	Advisor	RAYMOND JAMES	32.5632
		LPL FINANCIAL	9.4220
		UBS WM USA	8.1701
		PERSHING LLC	7.6689
Pacific Funds Portfolio Optimization Aggressive-Growth	Advisor	PERSHING LLC	29.9964
		RAYMOND JAMES	13.2247
		NATIONAL FINANCIAL SERVICES	12.3249
		LPL FINANCIAL	9.5497
		WELLS FARGO CLEARING SERVICES	8.2069
Pacific Funds Diversified Alternatives	Advisor	PERSHING LLC	38.5870
		LPL FINANCIAL	22.2319
		PACIFIC LIFE INSURANCE COMPANY	10.8017
		NATIONAL FINANCIAL SERVICES	9.1577
Pacific Funds Core Income	A	PERSHING LLC	14.2046
		NATIONAL FINANCIAL SERVICES	13.4610
		LPL FINANCIAL	12.3625
		CHARLES SCHWAB & CO	11.1143
		EDWARD D. JONES AND CO	8.6233
		WELLS FARGO CLEARING SERVICES	6.9917

Pacific Funds Floating Rate Income	A	WELLS FARGO CLEARING SERVICES	19.8052
		CHARLES SCHWAB & CO	11.2581
		PERSHING LLC	10.8477
		NATIONAL FINANCIAL SERVICES	8.2333
Pacific Funds High Income	A	PERSHING LLC	17.3153
		CHARLES SCHWAB & CO	12.3750
		NATIONAL FINANCIAL SERVICES	10.8409
		RAYMOND JAMES	10.5870
		LPL FINANCIAL	6.3717
		EDWARD D. JONES AND CO	6.1209
Pacific Funds Short Duration Income	A	WELLS FARGO CLEARING SERVICES	21.5911
		RBC CAPITAL MARKETS LLC	18.6291
		PERSHING LLC	15.1818
		NATIONAL FINANCIAL SERVICES	9.8062
		EDWARD D. JONES AND CO	8.8261
Pacific Funds Strategic Income	A	NATIONAL FINANCIAL SERVICES	14.5528
		WELLS FARGO CLEARING SERVICES	12.0406
		PERSHING LLC	11.8814
		MERRILL LYNCH PIERCE FENNER & SMITH	11.3805
		RAYMOND JAMES	11.2250
		CHARLES SCHWAB & CO	6.7452
		EDWARD D. JONES AND CO	5.2558
Pacific Funds Large-Cap	A	NATIONAL FINANCIAL SERVICES	21.7023
		PERSHING LLC	14.1946
		CHARLES SCHWAB & CO	12.4334
		LPL FINANCIAL	5.8139

Pacific Funds Large-Cap Value	A	LPL FINANCIAL	16.2997
		PERSHING LLC	15.9269
		CHARLES SCHWAB & CO	14.3639
		NATIONAL FINANCIAL SERVICES	6.5424
		JEREMIAH & TAMMY J HOOPES	5.5176
Pacific Funds Small/Mid-Cap	A	PERSHING LLC	17.1128
		NATIONAL FINANCIAL SERVICES	17.0513
		CHARLES SCHWAB & CO	16.7162
		LPL FINANCIAL	12.8694
		RAYMOND JAMES	10.3034
Pacific Funds Small-Cap	A	CHARLES SCHWAB & CO	56.5230
		NATIONAL FINANCIAL SERVICES	8.3255
		LPL FINANCIAL	6.4667
		PERSHING LLC	6.0229
Pacific Funds Small-Cap Value	A	CHARLES SCHWAB & CO	26.3980
		PERSHING LLC	10.9603
		NATIONAL FINANCIAL SERVICES	6.1195
		WELLS FARGO CLEARING SERVICES	5.6333
		JKW SOLO 401(K) INDIVIDUAL(K) PLAN	5.6056
Pacific Funds Small-Cap Growth	A	ROTHSCHILD ASSET MANAGEMENT INC	44.0506
		PERSHING LLC	10.5906
		CHARLES SCHWAB & CO	6.8993
		LPL FINANCIAL	6.0980
Pacific Funds Portfolio Optimization Conservative	A	PERSHING LLC	16.1131
		NATIONAL FINANCIAL SERVICES	14.6713
		EDWARD D. JONES AND CO	7.7288
		CHARLES SCHWAB & CO	6.8596
		JP MORGAN SECURITIES	5.8015

Pacific Funds Portfolio Optimization Moderate-Conservative	A	NATIONAL FINANCIAL SERVICES	15.1493
		PERSHING LLC	13.8719
		EDWARD D. JONES AND CO	10.9264
		CHARLES SCHWAB & CO	7.5669
		JP MORGAN SECURITIES	5.1581
Pacific Funds Portfolio Optimization Moderate	A	PERSHING LLC	14.9838
		NATIONAL FINANCIAL SERVICES	13.3491
		EDWARD D. JONES AND CO	12.0058
		CHARLES SCHWAB & CO	7.7843
Pacific Funds Portfolio Optimization Growth	A	NATIONAL FINANCIAL SERVICES	13.2324
		PERSHING LLC	12.2240
		EDWARD D. JONES AND CO	10.5517
		CHARLES SCHWAB & CO	6.1873
Pacific Funds Portfolio Optimization Aggressive-Growth	A	PERSHING LLC	9.6455
		NATIONAL FINANCIAL SERVICES	9.0663
		CHARLES SCHWAB & CO	6.5421
Pacific Funds Diversified Alternatives	A	PERSHING LLC	34.4389
		LPL FINANCIAL	22.1116
		NATIONAL FINANCIAL SERVICES	8.1416
Pacific Funds Portfolio Optimization Conservative	B	NATIONAL FINANCIAL SERVICES	21.3617
		PERSHING LLC	13.0099
		CHARLES SCHWAB & CO	10.7848
		WELLS FARGO CLEARING SERVICES	8.9285
Pacific Funds Portfolio Optimization Moderate-Conservative	B	NATIONAL FINANCIAL SERVICES	19.5475
		PERSHING LLC	12.1829
		WELLS FARGO CLEARING SERVICES	10.7190
		EDWARD D. JONES AND CO	8.6200
		CHARLES SCHWAB & CO	8.0010
		LPL FINANCIAL	5.9724

Pacific Funds Portfolio Optimization Moderate	B	NATIONAL FINANCIAL SERVICES	17.4794
		PERSHING LLC	14.7561
		CHARLES SCHWAB & CO	8.5684
		EDWARD D. JONES AND CO	7.2772
		WELLS FARGO CLEARING SERVICES	7.2485
		LPL FINANCIAL	5.7936
Pacific Funds Portfolio Optimization Growth	B	NATIONAL FINANCIAL SERVICES	15.7192
		PERSHING LLC	13.6299
		CHARLES SCHWAB & CO	6.7220
		LPL FINANCIAL	5.9179
Pacific Funds Portfolio Optimization Aggressive-Growth	B	NATIONAL FINANCIAL SERVICES	10.1599
		PERSHING LLC	9.6214
		LPL FINANCIAL	7.0705
		WELLS FARGO CLEARING SERVICES	5.8085
		CHARLES SCHWAB & CO	5.3811
Pacific Funds Core Income	C	WELLS FARGO CLEARING SERVICES	19.3333
		CHARLES SCHWAB & CO	13.3482
		PERSHING LLC	11.1986
		NATIONAL FINANCIAL SERVICES	8.8569
		RAYMOND JAMES	6.8990
		LPL FINANCIAL	6.6867
Pacific Funds Floating Rate Income	C	WELLS FARGO CLEARING SERVICES	23.2266
		PERSHING LLC	18.7586
		LPL FINANCIAL	11.0240
		RAYMOND JAMES	8.1683
		NATIONAL FINANCIAL SERVICES	8.0068
		CHARLES SCHWAB & CO	5.8971

Pacific Funds High Income	C	LPL FINANCIAL	21.2409
		NATIONAL FINANCIAL SERVICES	19.4251
		RAYMOND JAMES	9.8793
		PERSHING LLC	8.6228
Pacific Funds Short Duration Income	C	WELLS FARGO CLEARING SERVICES	27.7454
		RAYMOND JAMES	13.4098
		PERSHING LLC	12.7531
		LPL FINANCIAL	7.7878
		EDWARD D. JONES AND CO	6.8149
		NATIONAL FINANCIAL SERVICES	6.2506
Pacific Funds Strategic Income	C	WELLS FARGO CLEARING SERVICES	21.6090
		CHARLES SCHWAB & CO	12.0059
		PERSHING LLC	11.4801
		RAYMOND JAMES	9.5732
		MERRILL LYNCH PIERCE FENNER & SMITH	7.8809
		LPL FINANCIAL	7.5974
		NATIONAL FINANCIAL SERVICES	7.2066
Pacific Funds Large-Cap	C	LPL FINANCIAL	21.0731
		PERSHING LLC	17.5535
		NATIONAL FINANCIAL SERVICES	14.3426
Pacific Funds Large-Cap Value	C	LPL FINANCIAL	24.2603
		NATIONAL FINANCIAL SERVICES	10.5824
Pacific Funds Small/Mid-Cap	C	NATIONAL FINANCIAL SERVICES	20.0637
		RAYMOND JAMES	16.8263
		LPL FINANCIAL	16.1875
		PERSHING LLC	11.1865
		CHARLES SCHWAB & CO	8.4352
		UBS WM USA	6.4577
		WELLS FARGO CLEARING SERVICES	6.2237

Pacific Funds Small-Cap	C	LPL FINANCIAL	27.7344
		CHARLES SCHWAB & CO	25.6184
		NATIONAL FINANCIAL SERVICES	7.1308
		PERSHING LLC	6.2377
Pacific Funds Small-Cap Value	C	PERSHING LLC	36.3892
		NATIONAL FINANCIAL SERVICES	8.0620
		LPL FINANCIAL	6.3427
Pacific Funds Small-Cap Growth	C	PERSHING LLC	38.9348
		LPL FINANCIAL	10.8168
Pacific Funds Portfolio Optimization Conservative	C	PERSHING LLC	14.0929
		WELLS FARGO CLEARING SERVICES	11.9510
		CHARLES SCHWAB & CO	10.9625
		LPL FINANCIAL	9.9259
		NATIONAL FINANCIAL SERVICES	9.4178
		JP MORGAN SECURITIES	5.0839
Pacific Funds Portfolio Optimization Moderate-Conservative	C	PERSHING LLC	12.0247
		NATIONAL FINANCIAL SERVICES	10.2252
		WELLS FARGO CLEARING SERVICES	10.0502
		LPL FINANCIAL	7.2999
		CHARLES SCHWAB & CO	6.3028
Pacific Funds Portfolio Optimization Moderate	C	NATIONAL FINANCIAL SERVICES	10.2044
		PERSHING LLC	9.2109
		WELLS FARGO CLEARING SERVICES	8.0058
		LPL FINANCIAL	6.9411
		EDWARD D. JONES AND CO	5.2633
		CHARLES SCHWAB & CO	5.1004

Pacific Funds Portfolio Optimization Growth	C	NATIONAL FINANCIAL SERVICES	8.7840
		LPL FINANCIAL	7.1801
		PERSHING LLC	6.2471
		WELLS FARGO CLEARING SERVICES	5.9971
Pacific Funds Portfolio Optimization Aggressive-Growth	C	WELLS FARGO CLEARING SERVICES	8.8010
		PERSHING LLC	6.0874
		NATIONAL FINANCIAL SERVICES	5.9543
		LPL FINANCIAL	5.4190
Pacific Funds Diversified Alternatives	C	NATIONAL FINANCIAL SERVICES	41.6860
		PERSHING LLC	30.1117
Pacific Funds Core Income	I	EDWARD D. JONES AND CO	88.0513
		NATIONAL FINANCIAL SERVICES	8.1531
Pacific Funds Floating Rate Income	I	GOLDMAN SACHS & CO	15.7999
		NATIONAL FINANCIAL SERVICES	9.6769
		WELLS FARGO BANK NA	6.6297
		MAC & CO	5.9556
		CAPINCO C/O US BANK NA	5.7616
		MAC & CO	5.7297
Pacific Funds High Income	I	NATIONAL FINANCIAL SERVICES	35.5251
		ROBERT W BAIRD & CO.	24.3381
		ANTHONY LONIA AND JEANETTE W LONIA	11.2264
		NOORUDDIN VEERJEE	6.8539

Pacific Funds Short Duration Income	I	EDWARD D. JONES AND CO	90.1213
		NATIONAL FINANCIAL SERVICES	8.1237
Pacific Funds Strategic Income	I	CETERA INVESTMENT SVCS	11.8485
		PERSHING LLC	9.5635
		NATIONAL FINANCIAL SERVICES	8.1414
Pacific Funds Large-Cap	S	ROTHSCHILD ASSET MANAGEMENT INC	28.5506
		PERSHING LLC	16.8131
		ROTHSCHILD ASSET MANAGEMENT INC	9.9028
		ROTHSCHILD ASSET MANAGEMENT INC	8.7728
		ROTHSCHILD ASSET MANAGEMENT INC	6.4310
		ROTHSCHILD ASSET MANAGEMENT INC	6.2723
Pacific Funds Large-Cap Value	S	ROTHSCHILD ASSET MANAGEMENT INC	19.3492
		ROTHSCHILD ASSET MANAGEMENT INC	18.7806
		ROTHSCHILD ASSET MANAGEMENT INC	16.6658
		ROTHSCHILD ASSET MANAGEMENT INC	6.9288
		ROTHSCHILD ASSET MANAGEMENT INC	6.8830

Pacific Funds Small/Mid-Cap	S	ROBERT DE ROTHSCHILD	81.7305
		ROTHSCHILD ASSET MANAGEMENT INC	8.6937
Pacific Funds Small-Cap	S	ROTHSCHILD ASSET MANAGEMENT INC	45.1723
		ROTHSCHILD ASSET MANAGEMENT INC	11.7954
		JOSEPH EDWARDS BELLANTONI AND LUCY ANN BELLANTONI	8.4518
		ROTHSCHILD ASSET MANAGEMENT INC	7.3086
		ROTHSCHILD ASSET MANAGEMENT INC	5.4746
Pacific Funds Small-Cap Value	S	ROBERT DE ROTHSCHILD	79.2307
		ROTHSCHILD ASSET MANAGEMENT INC	6.1255
Pacific Funds Small-Cap Growth	S	ROBERT DE ROTHSCHILD	36.3331
		ROTHSCHILD ASSET MANAGEMENT INC	18.6887
		ROTHSCHILD ASSET MANAGEMENT INC	13.2573
		ROTHSCHILD ASSET MANAGEMENT INC	7.4406
PF Managed Bond Fund	P	Pacific Funds PORTFOLIO OPTIMIZATION MODERATE	44.1899
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	21.9121
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	18.9044
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	14.1101

PF Inflation Managed Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	34.5191
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	28.2962
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	22.8033
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	10.9055
PF Short Duration Bond Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	44.5369
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	23.8733
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	19.1421
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	11.4432
Pacific Funds Core Income	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	44.4135
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	21.7063
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	18.7485
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	14.3563
PF Real Estate Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	35.6700
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	32.9938
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	11.5844
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	11.4990

PF Small-Cap Value Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	37.0932
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	32.0806
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	23.8762
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	5.1707
PF Mid-Cap Equity Fund	P	PACIFIC LIFE INSURANCE COMPANY	100
Pacific Funds Floating Rate Income	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	35.6263
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	22.9982
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	19.7673
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	13.7302
		PACIFIC LIFE INSURANCE COMPANY	7.8781
Pacific Funds High Income	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	40.7182
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	23.5395
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	19.6884
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	14.6764

PF Large-Cap Value Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	44.2453
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	30.7714
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	12.4392
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	9.8137
PF Developing Growth Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	44.1686
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	28.6508
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	19.3855
PF Growth Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	46.2495
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	30.3502
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	16.9145
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	5.2382
Pacific Funds Small-Cap Growth	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	44.1689
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	28.6507
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	19.3850
PF International Value Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	40.8499
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	33.8824
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	12.2264
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	10.9215

PF International Large-Cap Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	40.9989
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	33.4893
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	11.9958
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	11.1126
PF Emerging Markets Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	36.4476
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	34.3890
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	13.9603
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	9.6994
PF Emerging Markets Debt Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	32.1564
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	23.3222
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	18.5897
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	17.8311
		PACIFIC LIFE INSURANCE COMPANY	5.9250
PF Currency Strategies Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	32.0523
		PACIFIC LIFE INSURANCE COMPANY	22.0482
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	19.7651
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	12.3981
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	8.5314
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	5.2048

PF International Small-Cap Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	35.9456
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	27.7072
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	14.5922
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	11.5868
		PACIFIC LIFE INSURANCE COMPANY	6.1816
PF Equity Long/Short Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	37.7615
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	23.2855
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	14.6062
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION CONSERVATIVE	10.0514
		PACIFIC LIFE INSURANCE COMPANY	8.1635
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	6.1319
PF Multi-Asset Fund	P	PACIFIC FUNDS PORTFOLIO OPTIMIZATION GROWTH	38.6693
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE	35.3046
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH	15.5675
		PACIFIC FUNDS PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE	7.1619

Exhibit E

Information about Independent Auditors

Deloitte, with its principal offices at 1700 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. In accordance with Public Company Accounting Oversight Board requirements, Deloitte has confirmed to the Audit Committee that it is “independent” with respect to the Funds. In accordance with the 1940 Act, the Audit Committee and Board have approved Deloitte’s engagement. It is not expected that representatives of Deloitte will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

Information about Fees paid to Independent Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Funds’ annual financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2019 Fiscal Year: $800,000

2018 Fiscal Year: $915,000

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit or review of the Funds’ financial statements (excluding fees for services reported above as “audit fees”) are as follows:

2019 Fiscal Year: $0

2018 Fiscal Year: $0

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte to the Funds for tax compliance, tax advice, and tax planning are as follows:

2019 Fiscal Year: $178,143

2018 Fiscal Year: $180,010

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte to the Funds (excluding fees for audit, audit-related and tax services) are as follows:

2019 Fiscal Year: $0

2018 Fiscal Year: $0

The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte to Pacific Life and its affiliates (including the Distributor) for other non-audit matters are as follows:

2019 Fiscal Year: $1,636,451

2018 Fiscal Year: $1,541,010

These fees paid by, and services provided to, Pacific Life and its affiliates were pre-approved by the audit committee of Pacific Life, and did not relate to the operations of the Funds.

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Audit Committee Pre-Approval Process

During the last two fiscal years, 100% of the audit-related, tax and other services provided to the Trust were pre-approved pursuant to the policies and procedures of the Audit Committee as described below.

(a) Pre-Approval Requirements for Services to Trust. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

(b) Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee is responsible for pre-approving any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Trust. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. The De Minimis exceptions set forth above apply to pre-approvals under this section as well, except that the “total amount of revenues” calculation for services under this section is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Policy (i.e., the Adviser or any control person).

(c) Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

In considering the pre-approval of the non-audit (tax services) noted above, the Audit Committee or its Chairperson, as applicable, considered whether such non-audit services were compatible with Deloitte’s independence prior to determining to pre-approve such services.

E-2